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                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]


                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Financial Statements" and "Auditors" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the use of our report dated April 24, 1998, with respect to the financial statements of First Providian Life and Health Insurance Company Separate Account B (name changed to AUSA Life Insurance Company, Inc. Separate Account B on October 1, 1998) and to the use of our report dated October 1, 1998 with respect to the supplemental statutory-basis financial statements of AUSA Life Insurance Company, Inc. included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-65151) for AUSA Life Insurance Company, Inc. Separate Account B and related Prospectus of the Vanguard Variable Annuity Plan Contract.

                                     /s/ Ernst & Young LLP


Des Moines, Iowa
December 28, 1998